Supplement dated February 26, 2019

to the Prospectuses and Statement of Additional Information for

CORPORATE EDGE VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2009)

EXECUTIVE BENEFIT VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2009)

Issued by

NASSAU LIFE AND ANNUITY COMPANY

PHOENIX LIFE AND ANNUITY VARIABLE UNIVERSAL LIFE ACCOUNT

This Supplement updates certain information in the prospectus and statement of additional information for each variable universal life contract listed above (each a “Contract”). All terms not defined in this supplement shall have the same meanings as the terms used in the prospectuses and statement of additional information. Please read this Supplement carefully and keep it for future reference. No other action is required of you.

Effective July 27, 2018, Phoenix Life and Annuity Company changed its name to Nassau Life and Annuity Company. Accordingly, all references in the prospectus and statement of additional information to “Phoenix Life and Annuity Company” are changed to “Nassau Life and Annuity Company.”

The terms and provisions of your Contract have not changed. Nassau Life and Annuity Company will continue to honor all of its obligations under your Contract.

If you have any questions regarding this Supplement you may contact us by writing to Nassau Re, P.O. Box 219361, Kansas City, MO 64121-9361 or calling toll-free Variable and Universal Life Administration at 800-417-4769.